UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22426

Name of Fund:	BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable
Municipal Bond Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

December 31, 2024
2024 Annual Report

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Taxable Municipal Bond Trust’s (BBN) (the "Trust") amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
December 31, 2024
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBN	$ 0.909791	$ —	$ —	$ 0.205009	$ 1.114800	82%	— %	— %	18%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trust, with the approval of its Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes a fixed amount of $0.092900 per share on a monthly basis.
The fixed amount distributed per share is subject to change at the discretion of the Trust’s Board. The Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2024 BlackRock Annual Report to Shareholders

Table of Contents

The Benefits and Risks of Leveraging
The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2024

BlackRock Taxable Municipal Bond Trust (BBN)
Investment Objective
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.
The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.
Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.
The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds.
As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
As of December 31, 2024, 43% of the Trust’s portfolio is composed of BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of December 31, 2024 ($16.12)(a)	6.92%
Current Monthly Distribution per Common Share(b)	$0.092900
Current Annualized Distribution per Common Share(b)	$1.114800
Leverage as of December 31, 2024(c)	32%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Trust Summary

Trust Summary as of December 31, 2024(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
Taxable Municipal Bond Overview
Taxable municipal bonds trade at a spread (or additional yield) relative to U.S. Treasury bonds with similar maturities, thus the direction of price movements of government debt typically drives a large part of returns in the asset class. During the performance period, yields on Treasury bonds increased meaningfully across the curve for maturities of five years and longer while two-year yields were largely unchanged. These movements resulted in a positively sloped yield curve with the longer-end selling off more aggressively. This difficult interest rate environment for fixed-income resulted in the Bloomberg Aggregate Eligible Taxable Municipal Index (un-levered) returning 0.09% for the twelve-month period ended December, 2024.
Spreads on taxable municipals bonds ended the period tighter (prices increase as spreads tighten) at this broad index level which contributed to performance (along with coupon income). Taxable municipal bond spreads, in fact, made new multi-year tights during the period. Spreads of taxable municipal bonds tend to follow those of corporate investment grade bonds, although usually with more muted volatility. Spreads of corporate investment grade paper also tightened during the performance period. Further, taxable municipal valuations ended the period within a normal range when compared to corporate investment-grade bonds. However, as spreads are at tight overall level there is less scope for further performance via additional compression.
Demand for fixed-income investments and taxable municipals in particular were strong during the period, The higher absolute level of interest rates led investors to try and lock-in those yield levels with distinct interest for the longest maturity areas as those all-in yield levels had not been available for several years. Further, as the Federal Reserve began to loosen policy during the second half of the period, this also boosted demand, as did the results of the Presidential election in November with its expectations for policies that will boost economic growth. Taxable municipal performance via spread compression benefitted in that the asset class has a longer duration and maturity structure than other parts of the fixed-income market. Further, new supply of taxable municipals remained low during the period. Issuers were both reluctant to issue at the higher yield levels and did not have the budgetary need to issue which can be attributed to the lasting impact of Federal aid during the Covid pandemic and to prior efforts to fund when interest rates where at much lower levels.
Fundamental credit trends remained solid in the municipal sector as the asset class experienced more credit upgrades than downgrades. Prior Federal government aid, growth in revenues and solid budgetary controls all contributed to this robust status.  In addition to the previously mentioned positive aspects, the taxable municipal market also benefitted from the technical factor whereby the issuers of taxable municipal debt tendered to repurchase it from investors at above market prices. The mechanics of the tenders involved the issuers being able to qualify to issue tax-exempt debt (at lower yields) to fund the tender of the taxable municipal debt. Not only were investors able to take advantage of attractive tender levels but this dynamic also assisted the overall market in that this provided capital to be re-invested in the asset class.
There was also a significant development during the period with respect to Build America Bonds (“BAB”s). Most BABs were issued with an Extraordinary Redemption Provision (“ERP”) which allows the issuer to call bonds for redemption prior to maturity under certain circumstances. Due to very rich valuations of tax-exempt bonds during the period, issuers sought to use the ERP and call bonds out of the market while issuing new tax-exempt bonds to fund the redemptions. While these types of redemptions were not new to the sector, the amount of ERP calls increased significantly during the period. This resulted in valuations of some BABs declining as they had previously been trading at spreads tighter than where the bonds can be called (or were called) and also resulted in more re-investment cash in the taxable municipal market. Towards the end of the period, BAB redemptions slowed, as did the previously described tenders, but both remain factors going forward.
Market Price and Net Asset Value Per Share Summary
	12/31/24	12/31/23	Change	High	Low
Closing Market Price	$ 16.12	$ 16.26	(0.86)%	$ 18.28	$ 15.47
Net Asset Value	17.15	18.07	(5.09)	18.63	16.95
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
An index that is a flagship measure of the taxable municipal bond market over 1 year to maturity. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies if all three rate the bond: Moody’s, S&P, Fitch.

2024 BlackRock Annual Report to Shareholders

Trust Summary as of December 31, 2024(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
Performance
Returns for the period ended December 31, 2024 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	1.45%	(0.57)%	3.26%
Trust at Market Price(a)(b)	5.98	(1.84)	3.45
Bloomberg Taxable Municipal Bond Index	1.57	0.20	2.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
While income contributed to the Trust’s performance, the benefit was largely offset by the impact of falling prices.
The Trust’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance at a time of rising yields. The Trust’s use of leverage allowed it to capitalize on tightening credit spreads, further helping results. An allocation to high yield municipals added value, as well. At the sector level, the largest contributions came from the utilities, education, tax-backed state and tax-backed local sectors.
Positions in longer-maturity bonds detracted from absolute performance. Higher financing costs also detracted by increasing the cost of using leverage.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on its investment strategy.
Describe recent portfolio activity.
The Trust’s maturity exposure rose markedly in the 12- to 15-year range, and it declined in the 15- to 18-year and 25- to 30-year areas. In terms of sector weightings, housing had the largest increase. On the other hand, allocations to the education and tax-backed local sectors declined. The Trust’s allocation to California taxable municipals fell, as did its position in AA rated securities. The Trust’s weighting in high-yield bonds rose marginally.
The investment adviser continued to look for opportunities to increase book yields given the elevated level of interest rates. The Trust had a number of bonds called away through extraordinary redemption provisions, and it also participated in tenders of bonds at attractive levels. The Trust was active in the housing sector, as there was ongoing new issuance in this area throughout the year.
Describe portfolio positioning at period end.
The Trust’s net duration was below that of the benchmark and at a lower level than it was at the end of 2023. The Trust remained overweight in lower-quality securities (those rated A and below). It was overweight in bonds with maturities of 15 years and longer, and it was underweight in shorter maturities. The Trust was overweight in the tobacco, housing and utility sectors and underweight in tax-backed states, tax-backed locals and school districts.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of December 31, 2024(continued)

BlackRock Taxable Municipal Bond Trust (BBN)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	20.0%
Utilities	18.4
State	14.9
Transportation	12.8
Education	10.4
Housing	7.6
Tobacco	6.4
Corporate	3.2
Health Care Providers & Services	2.1
Commercial Services & Supplies	2.0
Financial Services	1.2
Health	1.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	3.8%
2026	0.8
2027	1.6
2028	2.1
2029	5.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	6.1%
AA/Aa	44.1
A	30.1
BBB/Baa	9.3
BB/Ba	3.4
B	1.6
CCC/Caa	— (e)
N/R(f)	5.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
(f)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of total investments.

2024 BlackRock Annual Report to Shareholders

Schedule of Investments
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds
Commercial Services & Supplies — 2.9%
Grand Canyon University, 5.13%, 10/01/28(a)	$6,022	$ 5,637,738
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	18,190	16,084,632
Wesleyan University, 4.78%, 07/01/2116(a)	11,000	8,908,325
		30,630,695
Financial Services(b) — 1.8%
MMH Master LLC
6.38%, 02/01/34	2,670	2,747,942
6.50%, 02/01/39	6,475	6,635,928
6.75%, 02/01/44	7,300	7,090,246
Western Group Housing LP, 6.75%, 03/15/57(a)	2,378	2,410,488
		18,884,604
Health Care Providers & Services — 3.0%
CommonSpirit Health, 5.32%, 12/01/34(a)	14,655	14,460,189
Ochsner Clinic Foundation, 5.90%, 05/15/45(a)	5,000	4,740,560
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	15,000	12,966,420
		32,167,169
Total Corporate Bonds — 7.7% (Cost: $89,452,157)		81,682,468
Municipal Bonds
Alabama — 0.1%
Jacksonville Public Educational Building Authority, RB, (AGM), 7.00%, 08/01/46	1,365	1,455,182
Alaska — 0.9%
Alaska Housing Finance Corp., RB, S/F Housing, Series C, 6.25%, 12/01/53(a)	9,680	9,949,291
Arizona — 3.2%
Maricopa County Industrial Development Authority, RB, 7.38%, 10/01/29(b)	11,540	11,746,629
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41(a)	24,545	22,636,542
		34,383,171
Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 7.38%, 07/01/48(b)	7,400	8,391,286
California — 22.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB(c)
Series D, (AGM), 0.00%, 10/01/40	3,775	1,460,844
Series B, Senior Lien, 0.00%, 10/01/42	5,000	1,759,824
Alameda County Joint Powers Authority, RB, BAB, Series A, 7.05%, 12/01/44(a)	11,000	12,356,368
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40	6,720	7,466,811
Series S-3, 6.91%, 10/01/50	14,000	15,900,118
California Infrastructure & Economic Development Bank, RB, 5.50%, 01/01/38(b)	4,700	3,853,678
California State Public Works Board, RB, BAB, Series G-2, 8.36%, 10/01/34(a)	17,050	20,034,266
California State University, Refunding RB, Series B, 2.80%, 11/01/41	5,000	3,630,204
Security	Par (000)	Value
California (continued)
City & County of San Francisco California, COP, 6.38%, 10/01/43	$8,480	$ 8,812,933
City of Chula Vista California, RB, 2.40%, 06/01/36	1,275	956,885
City of Huntington Beach California, Refunding RB
3.28%, 06/15/40(a)	6,000	4,664,130
3.38%, 06/15/44	1,500	1,109,865
City of Orange California, RB, (BAM), 3.12%, 06/01/44	2,000	1,454,780
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, Series DE, 6.00%, 11/01/40(a)	21,255	21,712,236
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29(a)	9,065	9,410,825
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 3.12%, 06/01/38	11,410	9,039,679
Class B, (SAP), 3.29%, 06/01/42	2,000	1,492,138
Series A-1, 3.71%, 06/01/41	5,000	3,861,251
Series A-1, 4.21%, 06/01/50(a)	35,775	26,627,461
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	575	587,550
Los Angeles Community College District, GO, BAB, 6.60%, 08/01/42(a)	10,000	10,847,523
Orange County Local Transportation Authority Sales Tax Revenue, Refunding RB, BAB, Series A, 6.91%, 02/15/41	5,000	5,314,057
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 07/01/43	3,685	3,685,093
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	7,200	5,405,351
State of California, GO, BAB
7.55%, 04/01/39(a)	9,035	10,663,243
7.35%, 11/01/39	5,000	5,743,547
7.63%, 03/01/40	8,950	10,514,552
7.60%, 11/01/40(a)	15,000	17,922,098
State of California, Refunding GO, 5.13%, 03/01/38(a)	10,010	9,837,021
		236,124,331
Colorado — 1.8%
Colorado Health Facilities Authority, Refunding RB, Series B, 4.48%, 12/01/40	11,885	9,946,713
Colorado Housing and Finance Authority, RB, S/F Housing, Series B-1, Class I, (GNMA), 6.25%, 11/01/54	2,180	2,250,212
Denver City & County School District No. 1, Refunding COP, Series B, 7.02%, 12/15/37	6,000	6,748,484
		18,945,409
Connecticut — 0.8%
Connecticut Housing Finance Authority, RB, S/F Housing, Series E-1, Class T, Sustainability Bonds, 5.37%, 11/15/44	6,575	6,109,515
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27(b)	2,765	2,701,680
		8,811,195
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
District of Columbia — 1.8%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, BAB, Series D, 8.00%, 10/01/47(a)	$10,750	$ 13,262,134
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	5,000	5,920,165
		19,182,299
Florida — 5.1%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/25	80	80,000
5.50%, 06/15/26	445	445,347
County of Miami-Dade Seaport Department, ARB, 6.22%, 11/01/55	3,295	3,409,078
Excelsior Academies, Inc., RB, Series C, 5.25%, 11/01/25	20	19,974
Florida Development Finance Corp., RB(b)
6.75%, 12/15/28	528	188,664
Series B, 5.00%, 06/15/25	145	144,615
Series B, 5.75%, 06/15/25	260	260,397
Series D, 5.75%, 12/15/26	650	651,958
Florida Development Finance Corp., Refunding RB
Series B, 4.11%, 04/01/50	5,000	4,084,519
AMT, 12.00%, 07/15/32(b)	1,150	1,222,718
Miami-Dade County Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	11,345,278
Miami-Dade County Industrial Development Authority, RB, 5.25%, 11/01/25	10	9,987
State Board of Administration Finance Corp., RB, Series A, 5.53%, 07/01/34(a)	18,300	18,481,084
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	13,275,676
		53,619,295
Georgia — 5.7%
East Point Business & Industrial Development Authority, RB, Series B, 5.25%, 06/15/31(b)	860	844,056
Municipal Electric Authority of Georgia, Refunding RB, BAB
6.64%, 04/01/57(a)	25,422	27,200,157
6.66%, 04/01/57	20,536	22,038,456
7.06%, 04/01/57	9,420	10,400,305
		60,482,974
Hawaii — 0.7%
State of Hawaii, GO, Series GK, 6.05%, 10/01/36	5,000	5,288,970
State of Hawaii, Refunding GO, Series GC, 2.37%, 10/01/35	2,500	1,938,754
		7,227,724
Idaho — 2.0%
Idaho Housing & Finance Association, RB
Series B, 4.75%, 06/15/29(b)	235	215,593
Series B, 7.15%, 06/15/31	460	419,001
Idaho Housing & Finance Association, RB, S/F Housing
Series B, (FHLMC, FNMA, GNMA), 6.25%, 07/01/54	5,840	6,031,593
Series E, (FHLMC, FNMA, GNMA), 6.06%, 01/01/44(a)	14,805	14,832,210
		21,498,397
Illinois — 17.1%
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	10,435	10,378,338
6.52%, 12/01/40	9,745	9,360,412
Security	Par (000)	Value
Illinois (continued)
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	$1,500	$ 1,580,712
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB
Series A, 6.90%, 12/01/40	7,288	7,986,100
Series B, 6.90%, 12/01/40	4,472	4,900,907
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40(a)	16,015	16,447,752
City of Chicago Illinois Wastewater Transmission Revenue, RB, BAB, Series B, 2nd Lien, 6.90%, 01/01/40(a)	36,000	38,834,003
City of Chicago Illinois Waterworks Revenue, RB, BAB, Series B, 2nd Lien, 6.74%, 11/01/40	15,250	16,277,576
County of Will Illinois, Refunding GO, 2.95%, 11/15/45	2,400	1,707,230
Illinois Finance Authority, RB, 6.69%, 07/01/33	2,925	2,938,263
Illinois Housing Development Authority, RB, S/F Housing
Series B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.88%, 10/01/49	4,445	4,304,511
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.90%, 10/01/46	7,145	7,020,908
Illinois Municipal Electric Agency, RB, BAB, 7.29%, 02/01/35(a)	15,000	16,116,903
Northern Illinois Municipal Power Agency, RB, BAB, 7.82%, 01/01/40	5,000	5,683,085
State of Illinois, GO, BAB
6.63%, 02/01/35	2,284	2,376,934
7.35%, 07/01/35(a)	28,172	30,206,715
Series 3, 6.73%, 04/01/35	5,348	5,570,413
		181,690,762
Indiana — 1.7%
Indiana Finance Authority, RB, BAB, Series B, 6.60%, 02/01/39	7,900	8,586,686
Indiana Municipal Power Agency, RB, BAB, Series A, 5.59%, 01/01/42	10,000	9,891,524
		18,478,210
Kentucky — 0.9%
Westvaco Corp., RB, 7.67%, 01/15/27(b)	9,400	9,654,220
Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A-3, 5.20%, 12/01/39(a)	9,750	9,695,658
Maryland — 2.6%
Maryland Community Development Administration, RB, S/F Housing
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.15%, 09/01/38	5,000	5,053,825
Series F, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.23%, 09/01/43	10,000	10,025,274
Maryland Economic Development Corp., RB
4.00%, 04/01/34	9,220	7,113,465
Sustainability Bonds, 5.94%, 05/31/57	5,000	4,986,557
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 6.25%, 03/01/27(b)	765	753,267
		27,932,388
Massachusetts — 4.9%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, 5.73%, 06/01/40(a)	5,000	4,981,037

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Educational Financing Authority, RB
Series A, 3.61%, 07/01/36	$9,270	$ 8,638,182
Series A, 5.95%, 07/01/44	15,000	15,173,767
Massachusetts Educational Financing Authority, Refunding RB
Series A, 4.95%, 07/01/38	13,355	12,632,007
Series A, 6.35%, 07/01/49	6,785	6,951,081
Massachusetts Housing Finance Agency, RB, S/F Housing, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.84%, 12/01/42	3,170	3,134,439
		51,510,513
Michigan — 4.0%
Michigan Finance Authority, RB
6.38%, 06/01/33(b)(d)(e)	1,000	435,400
Series D, 5.02%, 11/01/43	7,500	6,838,430
Michigan Finance Authority, Refunding RB, CAB, Series B, 0.00%, 06/01/45(c)	50,000	11,819,213
Michigan State Housing Development Authority, RB, S/F Housing, Series B, Sustainability Bonds, 5.77%, 12/01/44	3,125	3,038,285
Michigan State University, RB, BAB, Series A, 6.17%, 02/15/50(a)	5,500	5,636,973
Michigan State University, Refunding RB, Series A, 4.50%, 08/15/48(a)	14,575	13,178,347
Western Michigan University, Refunding RB, Series B, (AGM), 2.88%, 11/15/43	1,500	1,094,594
		42,041,242
Minnesota — 1.8%
Minnesota Housing Finance Agency, RB, S/F Housing, Series P, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.79%, 07/01/44	3,000	2,933,411
Southern Minnesota Municipal Power Agency, Refunding RB, BAB, Series A, 5.93%, 01/01/43	8,000	8,155,963
Western Minnesota Municipal Power Agency, RB, BAB, 6.77%, 01/01/46	5,000	5,490,975
Western Minnesota Municipal Power Agency, Refunding RB, Series A, 3.23%, 01/01/46	3,000	2,241,832
		18,822,181
Missouri — 1.9%
Curators of the University of Missouri, RB, BAB, 5.79%, 11/01/41	7,000	7,000,898
Missouri Joint Municipal Electric Utility Commission, RB, BAB, 7.73%, 01/01/39	11,000	13,232,273
		20,233,171
Nevada — 0.8%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	2,000	2,214,372
Nevada Housing Division, RB, S/F Housing, Series F, (FHLMC, FNMA, GNMA), 5.52%, 10/01/44	6,485	6,045,017
		8,259,389
New Hampshire — 2.6%
New Hampshire Business Finance Authority, RB, 3.78%, 01/01/36	2,500	1,977,759
New Hampshire Business Finance Authority, Refunding RB
3.30%, 04/01/32	12,895	10,626,498
Security	Par (000)	Value
New Hampshire (continued)
New Hampshire Business Finance Authority, Refunding RB (continued)
2.87%, 07/01/35	$4,755	$ 3,535,849
Series A, 6.89%, 04/01/34(b)	7,500	7,610,687
New Hampshire Health and Education Facilities Authority Act, RB, 5.04%, 11/01/34	4,130	4,008,447
		27,759,240
New Jersey — 9.0%
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 7.43%, 02/15/29	20,974	22,176,497
Series B, 7.00%, 06/15/30(b)	3,095	3,098,407
New Jersey Educational Facilities Authority, Refunding RB
(AGM), 3.51%, 07/01/42	13,500	10,900,754
(AGM), 3.61%, 07/01/50	1,500	1,119,676
New Jersey Institute of Technology, Refunding RB, Series B, 3.42%, 07/01/42	7,500	5,976,329
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.08%, 06/15/39	7,230	6,328,285
New Jersey Turnpike Authority, RB, BAB(a)
Series A, 7.10%, 01/01/41	34,000	38,041,360
Series F, 7.41%, 01/01/40	6,790	7,833,216
		95,474,524
New York — 10.0%
City of New York, GO, Series D-1, Sustainability Bonds, 5.11%, 10/01/54	3,930	3,723,048
City of New York, Refunding GO
Series D, 2.17%, 08/01/34(f)	4,305	3,401,562
Series D, 2.17%, 08/01/34	2,980	2,319,024
Metropolitan Transportation Authority Dedicated Tax Fund, RB, BAB, 7.34%, 11/15/39(a)	11,620	13,519,983
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	2,220	2,356,886
Series TR, 6.69%, 11/15/40	19,705	20,944,550
Metropolitan Transportation Authority, Refunding RB, Series C2, Sustainability Bonds, 5.18%, 11/15/49	340	297,046
New York City Housing Development Corp., RB, M/F Housing
Series D, (HUD SECT 8), 5.40%, 08/01/49	7,550	6,918,078
Sustainability Bonds, 3.10%, 11/01/45	1,310	864,209
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44	7,590	7,615,455
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.57%, 11/01/38(a)	19,000	19,009,937
New York State Dormitory Authority, RB, BAB, Series H, 5.39%, 03/15/40(a)	15,000	14,609,968
New York State Thruway Authority, Refunding RB, Series M, 3.50%, 01/01/42	2,000	1,642,184
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-3, 2.51%, 05/15/35	10,390	8,295,710
		105,517,640
North Carolina — 0.7%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 53-B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 6.25%, 01/01/55	6,965	7,155,726
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Ohio — 3.4%
American Municipal Power, Inc., RB, Series B, 7.83%, 02/15/41(a)	$20,760	$ 24,703,866
Ohio University, RB, 5.59%, 12/01/2114	10,100	9,231,304
State of Ohio, Refunding RB, 3.28%, 01/01/42	3,000	2,431,193
		36,366,363
Oklahoma — 1.5%
Oklahoma Development Finance Authority, RB
Series A-3, 5.09%, 02/01/52(a)	6,750	6,432,764
Series A-3, 4.71%, 05/01/52	3,695	3,372,271
Series B, 11.00%, 09/01/41(b)	3,000	2,706,567
Oklahoma Municipal Power Authority, RB, BAB, 6.44%, 01/01/45	3,500	3,703,277
		16,214,879
Pennsylvania — 3.2%
Commonwealth Financing Authority, RB
Series A, 4.14%, 06/01/38	4,435	4,036,854
Series A, 3.81%, 06/01/41	6,110	5,097,086
Pennsylvania Economic Development Financing Authority, RB, BAB, Series B, 6.53%, 06/15/39(a)	23,050	24,641,275
		33,775,215
Puerto Rico — 1.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 5.00%, 07/01/58	3,465	3,444,251
Series A-2, Restructured, 4.55%, 07/01/40	14,899	12,073,496
		15,517,747
South Carolina — 3.1%
Charleston Educational Excellence Finance Corp., Refunding RB, 1.87%, 12/01/29	10,000	8,861,293
South Carolina Jobs-Economic Development Authority, RB, 7.35%, 08/15/30(b)	710	690,981
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50(a)	11,290	12,196,042
South Carolina Public Service Authority, Refunding RB
Series C, 5.78%, 12/01/41	4,595	4,663,723
Series D, (AGM), 6.45%, 12/01/42	2,870	3,131,498
South Carolina Student Loan Corp., RB, Series A, 3.59%, 12/01/39	4,125	3,414,953
		32,958,490
Tennessee — 5.2%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series B, 5.45%, 07/01/45	5,875	4,207,836
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, BAB, Series A-2, 7.43%, 07/01/43(a)	35,105	41,665,129
Tennessee Housing Development Agency, RB, S/F Housing
Series 1B, Sustainability Bonds, 5.92%, 07/01/49	545	534,662
Series 2B, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.91%, 07/01/44	5,000	4,985,341
Tennessee State School Bond Authority, Refunding RB, Series A, 2.56%, 11/01/41	4,525	3,259,793
		54,652,761
Texas — 6.3%
Alamo Regional Mobility Authority, Refunding RB, Series B, 3.28%, 06/15/46	5,000	3,562,431
Security	Par (000)	Value
Texas (continued)
Arlington Higher Education Finance Corp., RB(b)
5.50%, 04/01/30	$500	$ 460,999
6.50%, 11/01/32	1,280	1,283,623
Arlington Higher Education Finance Corp., Refunding RB, Series B, 4.00%, 08/15/28	1,065	1,007,532
City of San Antonio Texas Customer Facility Charge Revenue, ARB, 5.87%, 07/01/45	7,500	7,506,140
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48	2,500	2,298,095
Hidalgo County Regional Mobility Authority, Refunding RB, Series B, (AGM), 2.91%, 12/01/40	5,000	3,737,938
New Hope Higher Education Finance Corp., RB, Series B, 5.00%, 06/15/27(b)	390	380,772
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(b)	18,785	16,822,149
Port of Beaumont Navigation District, Refunding ARB, Series B, 10.00%, 07/01/26(b)	10,000	10,211,531
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	25,000	19,798,534
		67,069,744
Utah — 0.3%
Utah Housing Corp., RB, S/F Housing, Series D, (FHLMC, FNMA, GNMA), 6.25%, 07/01/54	2,995	3,079,586
Virginia — 3.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46(a)	29,085	24,394,575
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.52%, 06/01/40	4,000	3,165,515
Series F, (HUD SECT 8), 3.13%, 07/01/45	3,425	2,368,501
Virginia Housing Development Authority, RB, S/F Housing
Series A, 5.57%, 10/01/49	6,845	6,432,940
Series E, 5.82%, 07/01/44	3,670	3,628,643
		39,990,174
Washington — 1.9%
Washington State Convention Center Public Facilities District, RB, BAB, 6.79%, 07/01/40	18,625	19,613,932
West Virginia — 1.9%
Tobacco Settlement Finance Authority, RB, Series B, 0.00%, 06/01/47(c)	1,600	143,626
Tobacco Settlement Finance Authority, Refunding RB
Series A, Class 1, 4.31%, 06/01/49	15,000	10,907,126
Series B, Class 2, 4.88%, 06/01/49	10,130	9,365,300
		20,416,052
Wisconsin(b) — 0.3%
Public Finance Authority, RB
4.75%, 06/15/25	245	244,294
5.38%, 06/15/28	325	313,676
5.25%, 01/01/31	1,010	859,392

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB (continued)
Series B, Class S, 5.25%, 06/15/26	$95	$ 94,851
Public Finance Authority, Refunding RB, Series B, 6.13%, 10/01/49	1,470	1,215,979
		2,728,192
Total Municipal Bonds — 136.5% (Cost: $1,442,820,332)		1,446,678,553
Total Long-Term Investments — 144.2% (Cost: $1,532,272,489)		1,528,361,021

	Shares
Short-Term Securities
Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.36%(g)(h)	1,563,635	1,563,635
Total Short-Term Securities — 0.2% (Cost: $1,563,635)		1,563,635
Total Investments — 144.4% (Cost: $1,533,836,124)		1,529,924,656
Liabilities in Excess of Other Assets — (44.4)%		(470,321,451)
Net Assets — 100.0%		$ 1,059,603,205

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/23	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 7,737,117	$ —	$ (6,173,482)(a)	$ —	$ —	$ 1,563,635	1,563,635	$ 592,006	$ —

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Bank PLC	4.60%(b)	12/08/23	Open	$ 4,550,000	$ 4,805,103	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/08/23	Open	6,100,313	6,458,274	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/08/23	Open	7,587,825	8,033,768	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/08/23	Open	13,125,000	13,892,758	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/08/23	Open	17,076,250	18,079,835	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/13/23	Open	25,596,450	27,090,707	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.05 (b)	01/29/24	Open	8,277,500	8,658,116	Corporate Bonds	Open/Demand
Barclays Bank PLC	4.59 (b)	09/23/24	Open	9,096,588	9,223,917	Municipal Bonds	Open/Demand
Barclays Bank PLC	4.60 (b)	12/02/24	Open	1,178,100	1,182,861	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.55 (b)	12/02/24	Open	9,510,600	9,548,642	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/02/24	Open	7,707,438	7,738,396	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.49 (b)	12/09/24	Open	14,197,031	14,240,025	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	4.50 (b)	12/09/24	Open	40,853,444	40,977,423	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.53 (b)	12/09/24	Open	10,661,300	10,693,858	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	4,751,175	4,765,806	Municipal Bonds	Open/Demand
Schedule of Investments

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
TD Securities (USA) LLC	4.57%(b)	12/09/24	Open	$ 19,778,000	$ 19,838,905	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	7,130,025	7,151,981	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	17,775,000	17,829,737	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	16,012,500	16,061,810	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	16,255,225	16,305,282	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	7,115,625	7,137,537	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	19,337,500	19,397,049	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	2,017,500	2,023,713	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	14,897,531	14,943,407	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	7,427,306	7,450,178	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	10,737,500	10,770,566	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	1,577,500	1,582,358	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/09/24	Open	13,464,675	13,506,139	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.58 (b)	12/09/24	Open	12,306,250	12,344,225	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.60 (b)	12/09/24	Open	13,390,781	13,432,274	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.65 (b)	12/09/24	Open	9,469,687	9,499,333	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	3,011,250	3,019,769	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	2,827,500	2,835,499	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	2,965,000	2,973,388	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	6,125,000	6,142,329	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	10,137,500	10,166,181	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	7,665,000	7,686,686	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	14,245,000	14,285,301	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	39,150,000	39,260,762	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	18,232,500	18,284,083	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.60 (b)	12/11/24	Open	15,916,250	15,961,280	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	4.65 (b)	12/11/24	Open	7,093,125	7,113,399	Municipal Bonds	Open/Demand
TD Securities (USA) LLC	4.57 (b)	12/11/24	Open	1,885,000	1,890,300	Corporate Bonds	Open/Demand
				$ 498,214,744	$ 504,282,960

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	349	03/20/25	$ 37,954	$ 498,831
U.S. Long Bond	724	03/20/25	82,423	2,154,140
				$ 2,652,971

2024 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
December 31, 2024
BlackRock Taxable Municipal Bond Trust (BBN)

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$ —	$ —	$ —	$ —	$ 2,652,971	$ —	$ 2,652,971

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets
and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (842,015)	$ —	$ (842,015)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 12,035,004	$ —	$ 12,035,004
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$131,374,652
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$ —	$ 81,682,468	$ —	$ 81,682,468
Municipal Bonds	—	1,446,678,553	—	1,446,678,553
Short-Term Securities
Money Market Funds	1,563,635	—	—	1,563,635
	$ 1,563,635	$ 1,528,361,021	$ —	$ 1,529,924,656
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$ 2,652,971	$ —	$ —	$ 2,652,971

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $504,282,960 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.
Schedule of Investments

Statement of Assets and Liabilities
December 31, 2024

BBN
ASSETS
Investments, at value — unaffiliated(a)	$ 1,528,361,021
Investments, at value — affiliated(b)	1,563,635
Cash pledged:
Collateral — reverse repurchase agreements	2,781,000
Futures contracts	3,411,000
Receivables:
Investments sold	2,070,000
Dividends — affiliated	1,923
Interest — unaffiliated	26,848,870
Variation margin on futures contracts	257,314
Prepaid expenses	9,559
Total assets	1,565,304,322
LIABILITIES
Reverse repurchase agreements, at value	504,282,960
Payables:
Accounting services fees	75,395
Custodian fees	9,390
Investment advisory fees	735,436
Trustees’ and Officer’s fees	503,592
Other accrued expenses	10,646
Professional fees	60,352
Transfer agent fees	23,346
Total liabilities	505,701,117
Commitments and contingent liabilities
NET ASSETS	$ 1,059,603,205
NET ASSETS CONSIST OF
Paid-in capital(c)(d)(e)	$ 1,142,578,979
Accumulated loss	(82,975,774)
NET ASSETS	$ 1,059,603,205
Net asset value	$ 17.15
(a) Investments, at cost—unaffiliated	$1,532,272,489
(b) Investments, at cost—affiliated	$1,563,635
(c) Shares outstanding	61,792,514
(d) Shares authorized	Unlimited
(e) Par value	$0.001
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statement of Operations
Year Ended December 31, 2024

BBN
INVESTMENT INCOME
Dividends — affiliated	$592,006
Interest — unaffiliated	92,335,620
Total investment income	92,927,626
EXPENSES
Investment advisory	8,818,632
Offering	193,611
Trustees and Officer	114,525
Accounting services	109,375
Transfer agent	105,617
Professional	98,132
Custodian	21,847
Registration	21,498
Printing and postage	19,440
Miscellaneous	30,447
Total expenses excluding interest expense	9,533,124
Interest expense	27,936,920
Total expenses	37,470,044
Less:
Fees waived and/or reimbursed by the Manager	(8,994)
Total expenses after fees waived and/or reimbursed	37,461,050
Net investment income	55,466,576
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,360,589
Futures contracts	(842,015)
9,518,574
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(64,950,933)
Futures contracts	12,035,004
(52,915,929)
Net realized and unrealized loss	(43,397,355)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,069,221
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets

	BBN
	Year Ended 12/31/24	Year Ended 12/31/23

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$55,466,576	$54,419,437
Net realized gain (loss)	9,518,574	(16,082,628)
Net change in unrealized appreciation (depreciation)	(52,915,929)	81,120,566
Net increase in net assets resulting from operations	12,069,221	119,457,375
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(56,022,713)	(54,722,259)
Return of capital	(12,863,582)	(17,251,830)
Decrease in net assets resulting from distributions to shareholders	(68,886,295)	(71,974,089)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	106,661
NET ASSETS
Total increase (decrease) in net assets	(56,817,074)	47,589,947
Beginning of year	1,116,420,279	1,068,830,332
End of year	$1,059,603,205	$1,116,420,279

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Statement of Cash Flows
Year Ended December 31, 2024

BBN
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$12,069,221
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	273,571,542
Purchases of long-term investments	(268,592,331)
Net proceeds from sales of short-term securities	6,173,482
Amortization of premium and accretion of discount on investments and other fees	(1,938,289)
Net realized gain on investments	(10,360,589)
Net unrealized depreciation on investments	64,950,933
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	77,090
Interest — unaffiliated	(1,876,552)
Variation margin on futures contracts	(96,649)
Prepaid expenses	(80)
Deferred offering costs.	191,611
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(6,849,993)
Payables
Accounting services fees	13,278
Custodian fees	1,418
Interest expense	4,485,866
Investment advisory fees	(8,434)
Trustees’ and Officer’s fees	(5,762)
Other accrued expenses	(948)
Professional fees	(53,066)
Transfer agent fees	(2,978)
Net cash provided by operating activities	71,748,770
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(68,886,295)
Net borrowing of reverse repurchase agreements	(1,265,301)
Net cash used for financing activities	(70,151,596)
CASH
Net increase in restricted and unrestricted cash	1,597,174
Restricted and unrestricted cash at beginning of year	4,594,826
Restricted and unrestricted cash at end of year	$6,192,000
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$23,451,054
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$2,781,000
Futures contracts	3,411,000
$6,192,000
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BBN
	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Period from 08/01/21 to 12/31/21	Year Ended 07/31/21	Year Ended 07/31/20

Net asset value, beginning of period	$18.07	$17.30	$25.27	$26.02	$25.48	$24.32
Net investment income(a)	0.90	0.88	1.16	0.55	1.32	1.44
Net realized and unrealized gain (loss)	(0.71)	1.05	(7.80)	(0.57)	0.61	1.06
Net increase (decrease) from investment operations	0.19	1.93	(6.64)	(0.02)	1.93	2.50
Distributions(b)
From net investment income	(0.90)	(0.88)	(1.03)	(0.67)	(1.38)	(1.34)
Return of capital	(0.21)	(0.28)	(0.30)	(0.06)	(0.01)	—
Total distributions	(1.11)	(1.16)	(1.33)	(0.73)	(1.39)	(1.34)
Net asset value, end of period	$17.15	$18.07	$17.30	$25.27	$26.02	$25.48
Market price, end of period	$16.12	$16.26	$16.84	$26.18	$26.31	$26.60
Total Return(c)
Based on net asset value	1.45%	12.04%	(26.55)%	(0.08)%(d)	7.96%	10.73%
Based on market price	5.98%	3.57%	(30.99)%	2.37%(d)	4.56%	17.68%
Ratios to Average Net Assets(e)
Total expenses	3.42%	3.50%	1.84%	1.07%(f)	1.20%	1.97%
Total expenses after fees waived and/or reimbursed	3.42%	3.50%	1.84%	1.07%(f)	1.20%	1.97%
Total expenses after fees waived and/or reimbursed and excluding interest expense	0.87%	0.87%	0.87%	0.87%(f)	0.86%	0.91%
Net investment income	5.07%	5.00%	5.82%	5.01%(f)	5.31%	5.88%
Supplemental Data
Net assets, end of period (000)	$1,059,603	$1,116,420	$1,068,830	$1,508,138	$1,533,818	$1,456,804
Borrowings outstanding, end of period (000)	$504,283	$501,062	$563,753	$769,609	$706,800	$712,054
Portfolio turnover rate	17%	8%	11%	3%	16%	15%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
See notes to financial statements.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements

1.
ORGANIZATION
BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Bank Overdraft: The Trust had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trust is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Trust adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Trust’s adoption of the new standard impacted financial statement disclosures only and did not affect the Trust’s financial position or results of operations.
The Chief Financial Officer acts as the Trust’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Trust. The CODM has concluded that the Trust operates as a single operating segment since the Trust has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trust’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Trust’ s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation
Notes to Financial Statements

Notes to Financial Statements  (continued)

designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended December 31, 2024, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $508,506,817 and 5.49%, respectively.
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest(a)	Cash Collateral Pledged/Received(a)	Net Amount
Barclays Bank PLC	$ (97,425,339)	$ 97,425,339	$ —	$ —
RBC Capital Markets, LLC	(127,728,677)	127,728,677	—	—
TD Securities (USA) LLC	(279,128,944)	279,128,944	—	—
	$ (504,282,960)	$ 504,282,960	$ —	$ —

(a)
Collateral, if any, with a value of $532,835,215 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Distribution Fees:  BBN had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BBN common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of February 10, 2024, BBN is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with BBN has been terminated. Pursuant to the Distribution Agreement, BRIL received commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BBN’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2024 amounted to $0 since no sales of BBN’s common shares were made prior to termination of the Distribution Agreement.
Expense Waivers:  The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2024, the amount waived was $8,994.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended December 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:  Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
7.
 PURCHASES AND SALES
For the year ended December 31, 2024, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $268,592,331 and $274,206,542, respectively.
8.
INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of December 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Trust’s NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:
Amounts
Paid-in capital	$ (193,611)
Accumulated earnings (loss)	193,611
The tax character of distributions paid was as follows:
Trust Name	Year Ended 12/31/24	Year Ended 12/31/23
BBN
Ordinary income	$ 56,022,713	$ 54,722,259
Return of capital	12,863,582	17,251,830
	$ 68,886,295	$ 71,974,089

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

As of December 31, 2024, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BBN	$ (78,173,093)	$ (4,802,681)	$ (82,975,774)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the realization for tax purposes of unrealized gains(losses) on certain futures contracts, amortization methods for premiums on fixed income securities, the accrual of income on securities in default and the deferral of compensation to trustees.

During the year ended December 31, 2024, the Trust utilized the following amount of its capital loss carryforward:
Trust Name	Utilized
BBN	$ 21,351,933
As of December 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BBN	$ 1,534,225,315	$ 45,462,104	$ (49,762,762)	$ (4,300,658)
9.
PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvests the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Build America Bonds (“BABs”) market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.
The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.
Illiquidity Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:  The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.
10.
 CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Trust’s Common Shares is $0.001.  The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the year ended December 31,2024, shares issued and outstanding remained constant. For the year ended December 31, 2023, shares issued and outstanding increased by 5,932 as a result of Shelf Offering.
The Trust participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, the Trust could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Trust’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed. During the year ended December 31, 2024, the Trust did not repurchase any shares.
BBN filed a prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 20,000,000 Common Shares, through an equity Shelf Offering. During the year ended December 31, 2024, BBN did not issue any Common Shares through its Shelf Offering. Effective February 10, 2024, BBN is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus for the sale of Common Shares.
Initial costs incurred by BBN in connection with its Shelf Offering were recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares were sold, a portion of the costs attributable to the shares sold were charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period were charged to expense.

2024 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BBN	01/02/25	01/15/25	01/31/25	$ 0.092900
	02/03/25	02/14/25	02/28/25	0.092900
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of BlackRock Taxable Municipal Bond Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Taxable Municipal Bond Trust (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from August 1, 2021 through December 31, 2021, and for each of the two years in the period ended July 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period from August 1, 2021 through December 31, 2021, and for each of the two years in the period ended July 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Boston, Massachusetts
February 25, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.

2024 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The Trust hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2024:
Trust Name	Federal Obligation Interest
BBN	$ 176,356
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2024:
Trust Name	Interest Dividends
BBN	$ 56,018,828
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2024:
Trust Name	Interest- Related Dividends
BBN	$ 55,871,805
Important Tax Information

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Trust..
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are not fundamental and may be changed by its Board of Trustees (the “Board”).
The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.  BlackRock Advisors, LLC (the “Manager”) will use its in-depth expertise in the municipal securities market to assemble the Trust’s portfolio. As market conditions permit and based upon the Manager’s assessment of the interest rate environment, the Trust may opportunistically hedge its duration in an attempt to protect against the risk of rising interest rates, although no assurance can be given that this strategy will be successful. Duration, in comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration.
The Trust may invest in taxable municipal securities and tax-exempt municipal securities, including municipal bonds and notes, certificates of participation, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in taxable municipal securities, which include BABs. This investment policy may be changed by the Board upon 60 days’ prior notice to shareholders. The Trust’s investments in derivatives will be counted towards the Trust’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Trust may invest up to 20% of its Managed Assets in securities other than taxable municipal securities. Such other securities include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. “Managed Assets” means the Trust’s net assets plus the amount of borrowings for investment purposes. For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Trust’s assets in an issuer of tender option bonds of which the Trust owns the TOB Residual (as defined below).
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. Investment grade quality securities are securities rated within the four highest grades (“Baa” or “BBB” or better) by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or securities that are unrated but judged to be of comparable quality by the Manager. The Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade quality by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Certain of the Trust’s investments may be illiquid.
BABs are taxable municipal securities issued by state and local governments. Municipal securities include, among other things, bonds, notes, leases and certificates of participation. Municipal securities may be structured as callable or non-callable, may have payment forms that include fixed-coupon, variable rate and zero coupon, and may include capital appreciation bonds, floating rate securities, inverse floating rate securities (including TOB Residuals), inflation-linked securities and other derivative instruments that replicate investment exposure to such securities. BABs, as municipal securities, may be structured in any of the foregoing ways and new versions of BABs may be offered in the future. The Trust may invest in any of these BABs or municipal securities, and may acquire them through investments in pooled vehicles, partnerships or other investment companies. The Trust may also purchase BABs and other municipal securities representing a wide range of sectors and purposes.
The Trust may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated Baa or BBB or better by Moody’s, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured securities and may purchase insurance for bonds in its portfolio.
The credit quality policies noted above apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Manager may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.
The Trust may implement various temporary “defensive” strategies at times when the Manager determines that conditions in the markets or the termination of the Trust makes pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and high-quality, short-term debt securities that may be either tax-exempt or taxable.
The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “ARRA”).  Under the terms of the ARRA, issuers of direct pay BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board would undertake an evaluation of potential actions with respect to the Trust (the “Contingent Review Provision”). Under the Contingent Review Provision, such potential action included changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date. Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s 80% investment policy to include all taxable municipal securities, including BABs, and to change the name of the Trust, which changes became effective on August 25, 2015.
Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust may leverage its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The Trust  may use combined leverage of up to 100% of its net assets (50% of its Managed Assets), all or a portion of which may be effected through the use of TOB Residuals.
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may utilize reverse repurchase agreements.
The Trust may borrow through a credit facility.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Trust may be subject to a greater risk of rising interest rates during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.)  The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.
Build America Bonds Risk: BABs involve similar risks as municipal bonds, including credit and market risk. In particular, should a BABs issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act of 2009, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The BAB program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available BABs is limited, which may negatively affect the value of the BABs. While an active trading market for BABs has generally existed since the expiration of the BAB program, there can be no assurance that BABs will remain actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that BABs may experience greater illiquidity than other municipal obligations. The BABs outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the BABs; however, no bonds issued following expiration of the BAB program will be eligible for the U.S. federal tax subsidy.  Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. The Trust cannot predict future reductions in the federal subsidy for BABs.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.
Reinvestment Risk: Proceeds from a current investment of the Trust, both interest payments and principal payments, may be reinvested in instruments that offer lower yields than the current investment due in part to market conditions and the interest rate environment at the time of reinvestment.  Reinvestment risk is greater on short- to intermediate-term loans.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
High Yield Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Zero Coupon Securities Risk: While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed securities of the same maturity. These securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from variable and floating rate securities held by the Trust and may adversely affect the value of the Trust’s shares.  These securities may be subject to greater illiquidity risk than other fixed-income securities, meaning the absence of an active market for these securities could make it difficult for the Trust to dispose of them at any given time. Floating rate securities generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Trust needs to liquidate such loans. Benchmark interest rates may not accurately track market interest rates. Although floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Indexed and Inverse Securities Risk: Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Trust’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Trust’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Trust management does not anticipate.
U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Economic Sector and Geographic Risk: The Trust, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Trust may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. If the Trust does so, this may make it more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.
Leverage Risk: The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;
•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest in special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Trust may acquire shares in other investment companies and in exchange-traded Trusts (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated Trust, the ability of the Trust itself to hold other investment companies may be limited.
Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.
•Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.
•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk  — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk  — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by

2024 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Shareholder Activism Risk: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Trust consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Trust’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Trust’s Board of Trustees, or to seek other actions such as a termination of the Trust’s investment advisory contract with its current investment manager or commencing litigation. If the Trust becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Trust may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Trust. Further, the Trust’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.
Investment Objectives, Policies and Risks

Automatic Dividend Reinvestment Plan

Pursuant to BBN’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BBN declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBN that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	67 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			69 RICs consisting of 104 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			69 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Intel Foundry since 2024; Vice
Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial
Officer, Xilinx, Inc. from 2016 to 2019; Corporate
Controller, Xilinx, Inc. from 2008 to 2016.
			67 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			67 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	67 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003; Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			69 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust
Trustee and Officer Information

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			69 RICs consisting of 104 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			95 RICs consisting of 268 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	97 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

2024 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Jonathan Diorio 1980	Vice President (Since 2015)	Member of BlackRock’s Global Operating Committee since 2023; Managing Director of BlackRock, Inc. since 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective March 1, 2024, Peter Hayes is no longer a portfolio manager of BBN.
Trustee and Officer Information

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 26, 2024 for shareholders of record on May 28, 2024, to elect trustee nominees for BlackRock Taxable Municipal Bond Trust.  There were no broker non-votes with regard to the Trust.
Shareholders elected the Class II Trustees as follows:
	J. Phillip Holloman		Arthur P. Steinmetz		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BBN	46,466,770	1,120,212	46,456,879	1,130,103	46,555,048	1,031,934
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.
Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

2024 BlackRock Annual Report to Shareholders

Additional Information (continued)

General Information (continued)
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Additional Information

Additional Information (continued)

Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

2024 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AGM-CR	AGM Insured Custodial Receipt
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAB	Build America Bond
BAM	Build America Mutual Assurance Co.
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
RB	Revenue Bond
S/F	Single-Family
SAP	Subject to Appropriations
TA	Tax Allocation
Glossary of Terms Used in this Report

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXMB-12/24-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Municipal Bond Trust	$36,414	$36,414	$2,000	$2,000	$17,600	$17,576	$0	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under

1

common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

2

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Taxable Municipal Bond Trust	$19,600	$19,983

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

3

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – Not Applicable

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of trustees has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship – Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael A. Kalinoski, CFA, Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2010 and 2017, respectively. Messrs. O’Connor, Maloney and Soccio and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography

Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

4

Portfolio Manager	Biography

Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Kristi Manidis	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2006 to 2010.

(a)(2) As of December 31, 2024:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	34	0	0	0	0	0
	$32.17 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.58 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$29.78 Billion	$0	$0	$0	$0	$0
Philip Soccio, CFA	34	0	0	0	0	0
	$26.44 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.78 Billion	$0	$0	$0	$0	$0
Kristi Manidis	36	0	2	0	0	0
	$23.34 Billion	$0	$774.4 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock,

5

Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2024:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2024.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

6

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($345,000 for 2024). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2024.

7

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael A. Kalinoski, CFA	$10,001 - $50,000
Christian Romaglino, CFA	$1 - $10,000
Walter O’Connor, CFA	$1 - $10,000
Kevin Maloney, CFA	$1 - $10,000
Phillip Soccio, CFA	None
Kristi Manidis	None

(b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

8

(b) Section 906 Certifications are attached

9

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 26, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: February 26, 2025

10